UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 26, 2007 (February 20, 2007)
SYMBION, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50574 (Commission File Number)	62-1625480 (IRS Employer Identification No.)
40 Burton Hills Boulevard, Suite 500
Nashville, Tennessee 37215
(Address of principal executive offices) (Zip Code)
(615) 234-5900
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     On February 20, 2007, the Compensation Committee of the Board of Directors of Symbion, Inc. (the “Company”) set 2007 base salaries for the executive officers of the Company, approved the payment of cash bonuses to executive officers for 2006, and approved a bonus plan for executive officers to be effective for the 2007 fiscal year. A description of these matters is attached hereto as Exhibit 10 and is incorporated herein by reference in its entirety.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits
          10 Executive Officer Salaries, 2006 Bonuses and 2007 Bonus Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2007	SYMBION, INC.
	By:	/s/ Kenneth C. Mitchell
Kenneth C. Mitchell
Chief Financial Officer and Senior Vice President of Finance

Exhibit Index

Exhibit Number	Description
10	Executive Officer Salaries, 2006 Bonuses and 2007 Bonus Plan